UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 21, 2004

                            FIDELITY BANKSHARES, INC.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    000-29040                65-0717085
-----------------------            ------------------        -----------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


205 Datura Street, West Palm Beach, Florida                        33401
-------------------------------------------                      ----------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (561) 803-9900
                                                     --------------



                                 Not Applicable
                                 -------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01      Other Events
               ------------
               The Company issued a press release announcing the redemption of its existing 8.375% trust preferred securities and participation in a pooled trust preferred issuance. The press release is included as an exhibit.

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

(a) Financial Statements of businesses acquired. Not Applicable.

(b) Pro forma financial information. Not Applicable.

(c) Exhibits.

               The following Exhibit is attached as part of this report:


               99.1 Press  release  dated  October  21,  2004,   announcing  the
                    redemption  of  existing  trust  preferred   securities  and
                    participation in a pooled trust preferred issuance.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FIDELITY BANKSHARES, INC.



DATE: October 21, 2004                      By:/s/ Vince A. Elhilow
                                               --------------------
                                               Vince A. Elhilow
                                               Chairman of the Board, President
                                                and Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit No.                    Description
         ----------                     -----------
          99.2                          Press release dated October 21, 2004,
                                        announcing the  refinancing of existing
                                        trust pooled securities.